Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q of BellaVista Capital, Inc. (the "Company") for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report"), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, William Offenberg, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:	March 25, 2011	/s/ WILLIAM OFFENBERG
William Offenberg
Chief Executive Officer and Chief Financial Officer
BellaVista Capital, Inc.